GTECH Holdings Corporation

Fiscal Year 2006

Fourth Quarter and Full Year Financial Highlights

April 12, 2006

FY’06 Highlights. . .

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

* THE GAME OF LIFE is a trademark of Hasbro and is used with permission. Licensed by Hasbro Properties Group.

Solid financial performance in both the quarter and the fiscal year ended February 2006

Enjoyed significant growth in service revenues, driven by strong increases in same store sales, increased jackpot activity and higher revenues from Brazil

Service margins ~40%, despite significant increase in depreciation and amortization

EPS in line with our expectations despite absorption of costs associated with pending transaction

Enjoyed strategic successes in all three verticals

Strengthened position as global lottery market leader with new contracts in North Carolina,

Pennsylvania (ITVMs) and Thailand

Leveraged expertise in central system technology with new video central system contracts in

Pennsylvania and Louisiana

Leveraged infrastructure and retail footprint with new non-lottery commercial applications in

Poland, Colombia and U.S. Virgin Islands

Won a total of 22 new contracts/extensions with total value of approximately $1 billion

Developed strategic alliance with Harrah’s for joint game development and guaranteed machine placement

Licensed THE GAME OF LIFE from Hasbro for branded slot game

FY’06 Highlights . . .

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

Developed and deployed record number of new games

Developed 60 new games “ready for sale” for multiple distribution channels

Deployed 35 new/modified games in over 20 jurisdictions around the globe

Licensing activity continues

84 Commercial Gaming licenses issued

13 pending

Generated record free cash flow

Returned $74M to our shareholders

Proposed Transaction Summary. . .

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

On January 10, 2006, GTECH’s Board of Directors recommended

shareholders approve the sale of GTECH to Lottomatica

Lottomatica to acquire GTECH, via one step U.S.-style merger

$35 per share, all cash consideration

$4.6 billion total equity consideration and estimated $4.8 billion enterprise value

Transaction approved by Lottomatica’s and De Agostini’s Boards of

Directors

Key conditions precedent include regulatory and GTECH shareholder approval, consents by certain customers and financing

Expected closing in mid-2006

(1)All percentage points are rounded to the nearest percent

(2)Reflects impact of contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and the net change in revenue withholdings and new contract terms in Brazil.

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

28.1          +20%

1.8               +8%

2.8          +12%

23.5

Commercial
Svcs. / Other

$M             % (1)

264.3

7.0

97.9

135.9

FY’05

12.8            +5%

1.6       +23%

(2.2)         -3%

11.6    +9%

Net, All
Other(2)

294.1  +11%

9.0       +29%

102.1       +4%

154.9      +14%

FY’06

17.0     +6%

0.4                +6%

6.4           +7%

7.4      +5%

Same Store
Sales

GTECH
Total

$M              % (1)

Gaming

Solutions

$M          % (1)

International

Lottery

$M            % (1)

U.S.

Lottery

   $M          % (1)

Service Revenue Analysis. . .
Q4 FY’06 vs. Q4 FY’05

Key Financial Highlights. . .
Q4 FY’06

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

Service Revenue Growth

+11%

Product Sales

$74M

Gross Profit Margins

40%

Service Margins

39%

Product Margins

46%

Net Income

$59M

Diluted Earnings Per Share – Reported

$0.45

Diluted Earnings Per Share – Excl. Transaction Costs

$0.50

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

(1)

For a calculation, explanation, and reconciliation to the GAAP measure, see Supplemental Financial Data in the Investor
Presentation section of our Website www.gtech.com

Note:    Above amounts may differ slightly from summarizations on other schedules due to rounding

Cash Flow. . .
Q4 FY’06

Cash from

Operations

Maintenance

Capital (1)

Investing for

Growth (1)

Recurring Free

Cash Flow

Free Cash Flow

$121M

$27M

$94M

$14M

$80M

Cash Returned

to Shareholders

$11M

Dividends

(1)All percentage points are rounded to the nearest percent

(2)Reflects impact of contract wins/losses, jackpot activity, contractual rate changes, foreign exchange changes, the impact of acquisitions, and the net change in revenue withholdings and new contract terms in Brazil.

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

115.9          +32%

18.7             +21%

9.4            +11%

87.8

Commercial
Svcs. / Other

$M             % (1)

1,017.7

27.4

381.9

520.6

FY’05

50.7       +5%

5.0         +18%

(11.4)         -3%

38.4      +8%

Net, All
Other(2)

1,122.7 +10%

34.1       +24%

392.2         +3%

580.5       +12%

FY’06

54.3       +5%

1.7                +6%

21.7           +6%

21.5     +4%

Same Store
Sales

GTECH
Total

$M                % (1)

Gaming

Solutions

$M          % (1)

International

Lottery

$M            % (1)

U.S.

Lottery

   $M            % (1)

Service Revenue Analysis. . .
FY’06 vs. FY’05

Key Financial Highlights. . .
FY’06

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

Service Revenue Growth

+10%

Product Sales

$182M

Gross Profit Margins

40%

Service Margins

40%

Product Margins

43%

Net Income

$211M

Diluted Earnings Per Share – Reported

$1.63

Diluted Earnings Per Share – Excl. Transaction Costs

$1.69

7%
9%
47%
37%
US Lottery
Int'l Lottery
Gaming Solutions
Commercial and Other Services

Total Revenue. . .
FY’06

$116M

$88M

$89M

$81M

$614M

$540M

$486M

$548M

FY’06

FY’05

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

(1)

For a calculation, explanation, and reconciliation to the GAAP measure, see Supplemental Financial Data in the Investor Presentation
section of our Website www.gtech.com

(2)

Excludes the release of cash balances previously frozen in Brazil bank accounts ($5.1M)

Note:    Above amounts may differ slightly from summarizations on other schedules due to rounding

Cash Flow. . .
FY’06

Cash from

Operations

Maintenance

Capital (1)

Investing for

Growth (1)

Recurring Free

Cash Flow

Free Cash Flow (2)

$430M

$115M

$315M

$48M

$42M Dividends

$32M Share Repurchases

$74M Total

$267M

Cash Returned

to Shareholders

Return on Capital Employed. . .
FY’06 vs. FY’05

Fiscal Year 2006 – Fourth Quarter and Full Year Financial Highlights

For a calculation and an explanation of ROCE, see Supplemental Financial Data in the Investor Presentation
section of our Website www.gtech.com

Average Capital Employed

$1.5 Billion

+195M or 15% increase year over year

ROCE

15.3%

Excluding cash balances +340bps

18.7%